SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): November 15, 1999

          Onyx Acceptance Grantor Trust 1999-D
------------------------------------------------------------------------------
        (Issuer with respect to Certificates)

         Onyx Acceptance Financial Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-71045                                (I.R.S. EmployerIdentification No.)
                                                 33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
27051 Towne Centre Drive
Foothill Ranch 92610
949 465-3900







Item 5.  Other Events

         On behalf of the Onyx Acceptance Owner Trust 1999-D, (the"Trust"), a trust created pursuant to the Trust Agreement dated as of October 1,1999 with Onyx Acceptance Financial Corporation as registrant and seller and Bankers Trust(Delaware) as Owner Trustee and The Chase Manhattan Bank as
Trust Agent, the registrant has caused to be filed with the Commission, the November 1999 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the
Onyx Acceptance Owner Trust 1999-D and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange
Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Securityholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19.Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 1999-D for the month of November, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation



         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Executive Vice President
Date: November 30, 1999

Exhibit 19

Onyx Acceptance Owner Trust 1999-D                                                    Distribution Date Statement

          6.18%        Class A-1 Auto Loan Backed Notes               $59,000,000
          6.59%        Class A-2 Auto Loan Backed Notes              $120,000,000
          6.82%        Class A-3 Auto Loan Backed Notes              $100,000,000
          7.00%        Class A-4 Auto Loan Backed Notes               $87,600,000
          7.Auto Loan Backed Certificates                             $23,400,000                          29-Nov-99

            Total Securities Issued                                  $390,000,000

Collection Period Beginning on:                                                10/01/99
Collection Period Ending on:                                                   10/31/99
Distribution Date:                                                             11/15/99

          1 Original Pool Balance of underlying Contracts                                        $390,000,000.00
          1aSubsequent Contracts                                                                 $103,580,521.51
          1bOriginal Prefunded Amount                                                            $113,842,388.01
          2 Collection Period Beginning Pool Balance of underlying Contracts                     $172,577,090.48
          3   Securities Balance                                                                 $390,000,000.00


            Net Collections for the Collection Period
          4 Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                  $8,249,291.44
          5 Full Prepayments through first 5 business days of current month (Precompute only)          67,559.08
          5aFull Prepayments through first 5 business days of current month (Simple interest  only) 1,201,527.54
          6 Full Prepayments included in Prior Collection Period (Precompute only)                          0.00
          6aFull Prepayments included in Prior Collection Period (Simple Interest only)                     0.00
          7 Partial Prepayments of Rule of 78's contracts deposited to PayAhead Acct                   85,440.70
          8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                             0.00
          9 Capitalized Interest Amount                                                               320,529.37
         10 Net Liquidation Proceeds on Defaulted Contracts                                             1,000.00
         11 Net Liquidation Proceeds first 5 business days of current month                                 0.00
         12 Net Liquidation Proceeds included in Prior Collection Period                                    0.00
         13 Net Insurance Proceeds                                                                          0.00
         14 Net Insurance Proceeds first 5 business days of current month                                   0.00
         15 Net Insurance Proceeds included in Prior Collection Period                                      0.00
         16 Aggregate Purchase Amount for Purchased Contracts (Repurchases)                                 0.00
         17 Reinvestment earnings on Funds in Collection Acct (ccma acct #012958)                         442.38
         17aPrepayment Amount (Final Funding Period Distribution Date only) (236)                           0.00
         17bInvestment earnings on funds in Prefunding Account                                         66,844.72
         18   Net Collections (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17+17a)                      $9,821,753.83

            Computation of Regular Principal Distributable Amount
         19 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only              365,945.89
         20 Principal Collected: Payments only - Simple Interest contracts                          2,319,309.39
         21 Principal Collected: Full Prepayments - S.I. thru month-end                             3,280,525.88
         22 Full Prepayments through first 5 business days of current month: Simple Interest only   1,201,527.54
         23 Full Prepayments: Precompute only thru month end                                          396,728.00
         24 Full Prepayments through first 5 business days of current month: Precompute only           67,559.08
         25 Defaulted Contracts  (Liquidated Proceeds received)                                         1,825.59
         26 Defaulted Contracts  (Liquidated Proceeds received) thru 1st 5 days                             0.00
         27 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                       0.00
         28 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received) 1st 5 days            0.00
         29 Repurchased Contracts                                                                           0.00

         30 Regular Principal Distributable Amount  (Sum of 19 thru 29)                            $7,633,421.37
         30aSubsequent Contracts sold to Trust during related Collection Period                  $103,580,521.51
         30bPrefunded Contracts sold to Trust during related Collection Period                             $0.00

         31 Collection Period Ending Pool Balance of underlying Contracts                        $268,524,190.62
         32 Collection Period Ending Pool Balance as a percent of Original Pool Balance                    68.85%

         33 Accelerated Principal Target Level                                                            N/A
         34 Accelerated Principal Distributable Amount                                                     $0.00

            Calculation of Note Interest Distributable Amount



         35            Class A-1 Notes:   Outstanding Principal Amount as of end of prior Distribu$59,000,000.00

         36            Class A-1 Note Interest Carryover Shortfall                                         $0.00
         37            Class A-1 Note Interest Accrual over Interest Accrual Period                  $182,310.00

         38            Class A-1 Note Interest Distributable Amount (36 + 37)                        $182,310.00

         39            Class A-2 Notes:   Outstanding Principal Amount as of end of prior Distrib$120,000,000.00

         40            Class A-2 Note Interest Carryover Shortfall                                         $0.00
         41            Class A-2 Note Interest Accrual over Interest Accrual Period                  $373,433.33

         42            Class A-2 Note Interest Distributable Amount (40 + 41)                        $373,433.33

         43            Class A-3 Notes:   Outstanding Principal Amount as of end of prior Distrib$100,000,000.00

         44            Class A-3 Note Interest Carryover Shortfall                                         $0.00
         45            Class A-3 Note Interest Accrual over Interest Accrual Period                  $322,055.56

         46            Class A-3 Note Interest Distributable Amount (44 + 45)                        $322,055.56

         47            Class A-4 Notes:   Outstanding Principal Amount as of end of prior Distribu$87,600,000.00

         48            Class A-4 Note Interest Carryover Shortfall                                         $0.00
         49            Class A-4 Note Interest Accrual over Interest Accrual Period                  $289,566.67

         50            Class A-4 Note Interest Distributable Amount (48 + 49)                        $289,566.67

         51 Note Interest Distributable Amount - Total all Notes (38+43+46+50)                     $1,167,365.56

            Calculation of Note Principal Distributable Amount
         52            Class A-1 Note original outstanding principal amount                       $59,000,000.00
         53            Class A-1 Note outstanding principal amount: Beginning                     $59,000,000.00
         54            Class A-1 Note Principal Carryover Shortfall                                        $0.00
         55            Class A-1 Note Percentage                                                          100%
         56            Class A-1 Note Percentage multiplied by Regular Principal Distributable Amt $7,633,421.37
         57            Class A-1 Note Accelerated Principal Distributable Amount                           $0.00
         58            Class A-1 Note Principal Distributable Amount                               $7,633,421.37

         59            Class A-1 Note outstanding principal amount: Ending                        $51,366,578.63
         60            Class A-1 Note Pool Factor                                                           0.870620

         61            Class A-2 Note original outstanding principal amount                      $120,000,000.00
         62            Class A-2 Note outstanding principal amount: Beginning                    $120,000,000.00
         63            Class A-2 Note Principal Carryover Shortfall                                        $0.00
         64            Class A-2 Note Percentage                                                            0%
         65            Class A-2 Note Percentage multiplied by Regular Principal Distributable Amt         $0.00
         66            Class A-2 Note Accelerated Principal Distributable Amount                           $0.00
         67            Class A-2 Note Principal Distributable Amount                                       $0.00

         68            Class A-2 Note outstanding principal amount: Ending                       $120,000,000.00
         69            Class A-2 Note Pool Factor                                                           1.000000

         70            Class A-3 Note original outstanding principal amount                      $100,000,000.00
         71            Class A-3 Note outstanding principal amount: Beginning                    $100,000,000.00
         72            Class A-3 Note Principal Carryover Shortfall                                        $0.00
         73            Class A-3 Note Percentage                                                            0%
         74            Class A-3 Note Percentage multiplied by Regular Principal Distributable Amt         $0.00
         75            Class A-3 Note Accelerated Principal Distributable Amount                           $0.00
         76            Class A-3 Note Principal Distributable Amount                                       $0.00

         77            Class A-3 Note outstanding principal amount: Ending                       $100,000,000.00
         78            Class A-3 Note Pool Factor                                                           1.000000

         79            Class A-4 Note original outstanding principal amount                       $87,600,000.00
         80            Class A-4 Note outstanding principal amount: Beginning                     $87,600,000.00
         81            Class A-4 Note Principal Carryover Shortfall                                        $0.00
         82            Class A-4 Note Percentage                                                            0%
         83            Class A-4 Note Percentage multiplied by Regular Principal Distributable Amt         $0.00
         84            Class A-4 Note Accelerated Principal Distributable Amount                           $0.00
         85            Class A-4 Note Principal Distributable Amount                                       $0.00

         86            Class A-4 Note outstanding principal amount: Ending                        $87,600,000.00
         87            Class A-4 Note Pool Factor                                                           1.000000

         88 Note Principal Distributable Amount - Total all Notes                                  $7,633,421.37
         89 Note outstanding principal amount - Total all Notes: Ending                          $358,966,578.63
         90 Accelerated Principal Distributable Amount                                                     $0.00
         91 Note Distributable Amount - Total all Notes (Principal & Interest)                     $8,800,786.93

         92 Memo: Note Principal Carryover Shortfall - Total                                               $0.00

            Calculation of Certificate Interest Distributable Amount
         93 Certificate Interest Accrual Period begins
         94 Certificate Interest Accrual Period ends

         95 Certificate Balance as of immediately preceding Distribution Date                     $23,400,000.00

         96 Certificate Interest Carryover Shortfall                                                       $0.00
         97 Certificate Interest Accrual over Interest Accrual Period                                 $80,775.50

         98 Certificate Interest Distributable Amount (96 + 97)                                       $80,775.50

            Calculation of Certificate Principal Distributable Amount
         99 Original Certificate Balance                                                          $23,400,000.00
        100 Certificate Balance: Beginning                                                        $23,400,000.00
        101 Certificate Principal Carryover Shortfall                                                      $0.00
        102 Certificate Percentage                                                                          0%
        103 Certificate Percentage multiplied by Regular Principal Distributable Amt                       $0.00
        104 Certificate Principal Distributable Amount                                                     $0.00

        105 Certificate Balance: Ending                                                           $23,400,000.00
        106 Certificate Pool Factor                                                                         1.000000

        107 Certificate Distributable Amount  (Principal & Interest)                                  $80,775.50

        108 Securities Balance - Beginning                                                       $390,000,000.00
        109 Principal Distribution Amount                                                          $7,633,421.37
        110 Securities Balance  - Ending                                                         $382,366,578.63

            Calculation of Total Distribution Amount
        111 Interest Distribution Amount                                                           $1,248,141.06
        112 Principal Distribution Amount                                                          $7,633,421.37
        113 Total Distribution Amount                                                              $8,881,562.43

            NET COLLECTIONS PAYOUT ALLOCATION

        114 Reinvestment Earnings                                                                        $442.38
        115 Servicing Fee Paid this Period to Servicer                                               $143,814.24

            Note Interest Paid Calculation
        116            Class A-1 Note Interest Carryover Shortfall (Beginning)                             $0.00
        117 Interest Due on Above Beginning Shortfall                                                      $0.00
        118            Class A-1 Note Interest Distributable Amount                                  $182,310.00
        119            Class A-1 Note Interest Paid this Period                                      $182,310.00
        120            Class A-1 Note Interest Carryover Shortfall (Ending)                                $0.00

        121            Class A-2 Note Interest Carryover Shortfall (Beginning)                             $0.00
        122 Interest Due on Above Beginning Shortfall                                                      $0.00
        123            Class A-2 Note Interest Distributable Amount                                  $373,433.33
        124            Class A-2 Note Interest Paid this Period                                      $373,433.33
        125            Class A-2 Note Interest Carryover Shortfall                                         $0.00

        126            Class A-3 Note Interest Carryover Shortfall                                         $0.00
        127 Interest Due on Above Beginning Shortfall                                                      $0.00
        128            Class A-3 Note Interest Distributable Amount                                  $322,055.56
        129            Class A-3 Note Interest Paid this Period                                      $322,055.56
        130            Class A-3 Note Interest Carryover Shortfall (Ending)                                $0.00

        131            Class A-4 Note Interest Carryover Shortfall (Beginning)                             $0.00
        132 Interest Due on Above Beginning Shortfall                                                      $0.00
        133            Class A-4 Note Interest Distributable Amount                                  $289,566.67
        134            Class A-4 Note Interest Paid this Period                                      $289,566.67
        135            Class A-4 Note Interest Carryover Shortfall (Ending)                                $0.00

        136 Note Interest Carryover Shortfall (Beginning)                                                  $0.00
        137 Interest Due on Above Beginning Shortfall                                                      $0.00
        138 Note Interest Distributable Amount                                                     $1,167,365.56
        139 Note Interest Paid this Period                                                         $1,167,365.56
        140 Note Interest Carryover Shortfall (Ending)                                                     $0.00

            Certificate Interest Paid Calculation
        141 Certificate Interest Carryover Shortfall (Beginning)                                           $0.00
        142 Interest Due on Above Beginning Shortfall                                                      $0.00
        143 Certificate Interest Distributable Amount                                                 $80,775.50
        144 Certificate Interest Paid this Period                                                     $80,775.50
        145 Certificate Interest Carryover Shortfall (Ending)                                              $0.00

            Note Principal Paid Calculation
        146            Class A-1 Note Principal Carryover Shortfall (Beginning)                            $0.00
        147            Class A-1 Note Principal Distributable Amount                               $7,633,421.37
        148            Class A-1 Note Principal Paid this Period                                   $7,633,421.37
        149            Class A-1 Note Principal Carryover Shortfall (Ending)                               $0.00

        150            Class A-2 Note Principal Carryover Shortfall (Beginning)                            $0.00
        151            Class A-2 Note Principal Distributable Amount                                       $0.00
        152            Class A-2 Note Principal Paid this Period                                           $0.00
        153            Class A-2 Note Principal Carryover Shortfall (Ending)                               $0.00

        154            Class A-3 Note Principal Carryover Shortfall (Beginning)                            $0.00
        155            Class A-3 Note Principal Distributable Amount                                       $0.00
        156            Class A-3 Note Principal Paid this Period                                           $0.00
        157            Class A-3 Note Principal Carryover Shortfall (Ending)                               $0.00

        158            Class A-4 Note Principal Carryover Shortfall (Beginning)                            $0.00
        159            Class A-4 Note Principal Distributable Amount                                       $0.00
        160            Class A-4 Note Principal Paid this Period                                           $0.00
        161            Class A-4 Note Principal Carryover Shortfall (Ending)                               $0.00

        162 Note Principal Carryover Shortfall (Beginning)                                                 $0.00
        163 Note Principal Distributable Amount                                                    $7,633,421.37
        164 Note Principal Paid this Period                                                        $7,633,421.37
        165 Note Principal Carryover Shortfall (Ending)                                                    $0.00

            Certificate Principal Paid Calculation
        166 Certificate Principal Carryover Shortfall (Beginning)                                          $0.00
        167 Certificate Principal Distributable Amount                                                     $0.00
        168 Certificate Principal Paid this Period                                                         $0.00
        169 Certificate Principal Carryover Shortfall (Ending)                                             $0.00

            Summary of Distributions Paid from Net Collections this Period
        170 Reinvestment Earnings on Funds in Collection Account Payable to Servicer                     $442.38
        171 Servicing Fee Payable to Servicer                                                        $143,814.24
        172 Note Interest Distributable Amount Paid this Period                                     1,167,365.56
        173 Certificate Interest Distributable Amount Paid this Period                                 80,775.50
        174 Note Principal Distributable Amount Paid this Period                                   $7,633,421.37
        175 Certificate Principal Distributable Amount Paid this Period                                    $0.00
        176 Surety Fee Payable to Insurer                                                              60,450.00
        177 Reinsurance Fee Payable to Insurer                                                         18,470.83

        178 Total Distributions from Collection Account                                            $9,104,739.88

        179 Total Excess Spread Available for Deposit to Spread Account                              $717,013.95

            SPREAD ACCOUNT RECONCILIATION
        180      Initial Deposit                                                                           $0.00
        181 Deposits to Spread Account Prior Collection Periods                                            $0.00
        182 Deposit to Spread Account this Collection Period                                         $717,013.95
        183 Reinvestment Earnings on Funds in Spread Acct                                                  $0.00
        184 Draws from Spread Account Prior Periods                                                        $0.00

        185 Spread Account Balance                                                                   $717,013.95

        186 Required Spread Account Balance                                                       $11,318,328.93
        186aRequired Spread Account Cash Balance                                                  $11,318,328.93
        187 Draws from Spread Account this Collection Period                                               $0.00
        188 Spread Account Balance net of Draws this Collection Period                               $717,013.95

            Delinquency Statistics
        189 Number of Accts Delinquent 30 - 59 Days                                                        40
        190 Number of Accts Delinquent 60 - 89 Days                                                         0
        191 Number of Accts Deliquent 90 Days and Over                                                      0
        192 Total Number of Delinquent Accounts 30 Days and Over                                           40

        193 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                         $434,277
        194 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                             $0
        195 Aggregate Net Outstanding Balance of Delinquent Loans 90 days and over                         $0
        196 Total Aggregate Net Outstanding Balance of Delinquent Loans                              $434,277

        197  Policy Claim Amount                                                                           $0.00
        198 Deposit Coverage Amount                                                                $7,800,000.00

            Repossession Statistics
        199 Number of Accounts in Repo Inventory @ Beginning of Collection Period                           0
        200 Number of Accounts Repossessed During Collection Period                                         5
        201 Number of Repo'd Accounts Sold or Reinstated During Collection Period                           2
        202 Number of Accounts in Repo Inventory @ End of Collection Period                                 3

        203 Aggregate Net Outstanding Balance of Accounts in Repo Inventory                                $0.00
        204 Aggregate Net Outstanding Balance of Accounts Repossessed                                  45,647.06
        205 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated                      12,554.65
        206 Aggregate Net Outstanding Balance of Accounts in Repo Inventory                           $33,092.41

            Accounts Outstanding Statistics
        207 Original Accounts Outstanding - Initial + Subsequent                                       23,034
        207aOriginal Accounts Outstanding                                                                   0
        208 Remaining Number of Accounts Outstanding                                                   22,702

            Calculation of Net Yield
        209 Interest Collected on Contracts                                                         2,121,870.95
        210 Interest Collected on Contracts                                                                 0.00
        211 Interest Collected on Contracts                                                                 0.00
        212 Liquidated Contract Balances                                                                  825.59
        213 Liquidated Contract Balances                                                                    0.00
        214 Liquidated Contract Balances                                                                    0.00
        215 Interest Paid to Securityholders                                                        1,248,141.06
        216 Interest Paid to Securityholders                                                                0.00
        217 Interest Paid to Securityholders                                                                0.00
        218 Servicing Fees Paid to Servicer                                                          $143,814.24
        219 Servicing Fees Paid to Servicer                                                                $0.00
        220 Servicing Fees Paid to Servicer                                                                $0.00
        221  Ending Pool Balance                                                                 $268,524,190.62
        222 Ending Pool Balance - Prior Collection Period                                                  $0.00
        223 Ending Pool Balance - Two Collection Periods Ago                                               $0.00

        224            Net Yield                                                                            3.26%

                               A.P.R. Statistics
        225 Original Dollar Weighted A.P.R. of Initial + Subsequent Contracts only                         14.97%
        225aOriginal Dollar Weighted A.P.R. of Prefunded Contracts only                                   N/A
        226    Dollar Weighted A.P.R. of Remaining Contracts in Trust                                      14.98%


            Credit Loss Statistics
        227 Gross Credit Losses during Collection Period                                               $1,825.59
        228 Recoveries during Collection Period                                                         1,000.00

        229 Net Credit Losses during Collection Period                                                   $825.59

        230 Cumulative Net Credit Losses                                                                 $825.59
        231 Cumulative Net Credit Losses as a Percent of Original Certificate Balance                       0.00%
        232 Memo:  Cram Down Losses                                                                        $0.00

        233 Remaining Weighted Average Maturity                                                            55.8

            Calculation of Remaining Prefunded Amount
        234 Prefunded Amount at Beginning of Collection Period                                   $113,842,388.01
        235 Prefunded Contracts sold to Trust during related Collection Period                             $0.00
        236 Prepayment Amount Released to Collection Account                                               $0.00
        237 Remaining Prefunded Amount                                                           $113,842,388.01

            Calculation of Capitalized Interest Amount
        238 Portions of interest allocable to Prefunded Acct balance                                 $364,336.82
        239 Portions of Insurance Premium allocable to Prefunded Acct balance                         $23,037.27
        240 Earnings on investment of funds in Prefunding Account                                     $66,844.72
        241 Capitalized Interest Amount                                                              $320,529.37

            Calculation of Maximum Capitalized Interest Amount
        242 Portions of Interest  allocable to Prefunded acct                                      $1,255,083.24
        243 Portions of Insurance Premium allocable to Prefunded Acct balance                         $35,103.27
        244 Earnings to be received on investment of Prefunded Amount                                $475,642.85
        245 Maximum Capitalized Interest Amount                                                      $814,543.66

            Calculation of Capitalized Interest Account Balance
        246 Initial Capitalized Interest Amount                                                      $837,159.00
        247 Withdrawals from Capitalized Interest Account in Current Collection Period               $320,529.37
        248 Withdrawals from Capitalized Interest Account in Prior Collection Periods                      $0.00
        249 Earnings on Capitalized Interest Account this Collection Period                              $470.21
        250 Earnings on Capitalized Interest Account in Prior Collection Periods                           $0.00
        251 Capitalized Interest Account Balance                                                     $517,099.84

            Calculation of Funds to be Released from Capitalized Interest Acct
        252 Capitalized Interest Account Balance                                                     $517,099.84
        253 Maximum Capitalized Interest Amount                                                      $814,543.66
        254    Release to Seller                                                                           $0.00




            I certify that the computations  reflected above for the collection period ended are accurate and have been prepared in accordance with the Sales and Servicing Agreement dated Oct 1, 1999.

            By :   ______________________________________         Date:  _______________

                 Name: Don Duffy
            Title:  Executive Vice President
